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                                                                    EXHIBIT 23.2


                            CONSENT OF LEGAL COUNSEL


We hereby consent to the use of our name in Amendment No. 1 to the Form SB-2 registration statement of EMB Corporation.


Oklahoma City, Oklahoma               STEPHEN A. ZRENDA, JR., P.C.
June 2, 1997

                                      By: /s/ Stephen A. Zrenda, Jr.
                                          --------------------------
                                           Stephen A. Zrenda, Jr.